                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported)             March 30, 2000
                                                  -----------------------------

                                quepasa.com, inc.
-------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

           0-25565                                      86-0879433
--------------------------------              ---------------------------------
    (Commission File Number)                   (IRS Employee Identification
                                                            No.)

 400 E. Van Buren, Fourth Floor, Phoenix, Arizona                85004
---------------------------------------------------            ----------
    (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code    (602) 716-0100
                                                  -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On March 30, 2000, the Registrant sold 1,428,571 shares of its common stock to Gateway Companies, Inc. ("Gateway") for $10,000,000. Also on March 30, 2000, the Registrant purchased Gateway branded personal computers for $6,710,890 in cash from Gateway.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                       Exhibit Number                  Description

                           10.1 Stock Purchase and Investor Rights Agreement (includes Purchase
                                            Agreement between Gateway
                                            Companies, Inc. and quepasa.com,
                                            inc. ***)

                           20.1             Gateway News Release dated
                                            March 30, 2000



SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        quepasa.com, inc.
                                                --------------------------------
                                                         (Registrant)

Date:  April 14, 2000
                                                By:    /s/ JUAN C. GALAN
                                                    ----------------------------
                                                       Juan C. Galan
                                                       Chief Financial Officer



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*** CERTAIN INFORMATION IN THIS AGREEMENT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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                                 EXHIBIT INDEX


   Exhibit Number                 Description
   --------------                 -----------

        10.1 Stock Purchase and Investor Rights Agreement (includes Purchase Agreement between Gateway Companies, Inc. and quepasa.com, inc. ***)

        20.1             Gateway News Release dated March 30, 2000